Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, the undersigned, as Chairman and Chief Executive Officer of Prime Retail, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

1. the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

2. the information contained in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Date: November 13, 2003                     /s/ Glenn D. Reschke
                                                     --------------------
                                                     Glenn D. Reschke
                                                     Chairman and Chief
                                                     Executive Officer



A signed original of this written statement required by Section 906 has been provided to Prime Retail, Inc. and will be retained by Prime Retail, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.